FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2018
Finance Income And Expense [Abstract]
Disclosure of detailed information about finance income and expense

For the years ended December 31,	2018	2017 (ii)
Unwinding of discounts on provisions	$16.7	$20.4
Interest expense on long-term debt	75.6	72.7
Financing costs paid on early note redemption	14.7	—
Amortization of deferred financing, bank, financing fees and other (i)	30.4	17.7
Finance costs	$137.4	$110.8

(i)
Included in other finance costs for the year ended December 31, 2018 is $16.0 million of non-cash interest expense related to the financing component of deferred revenue contracts. Refer to Note 5: Recent Accounting Pronouncements.

(ii)
In the current year the Company has reclassified certain items that were previously included in Finance Costs to Other Costs. Comparative numbers have been updated to reflect the change in presentation in the current year.